Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PROSOMNUS, INC., et al.,[1] Debtors.	Chapter 11 Case No. 24-10972 (JTD) (Jointly Administered)

NOTICE OF HEARING TO CONSIDER CONFIRMATION OF THE CHAPTER 11 PLAN FILED BY THE DEBTORS AND RELATED VOTING AND

OBJECTION DEADLINES

PLEASE TAKE NOTICE THAT on June 26, 2024, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered an order [Docket No. 195] (the “Disclosure Statement Order”): (a) approving the Disclosure Statement for Amended Joint Chapter 11 Plan of Reorganization of ProSomnus, Inc. and its Debtor Affiliates, including all exhibits and schedules thereto (as may be modified, amended or supplemented from time to time, the “Disclosure Statement”); (b) establishing the voting record date, voting deadline, and other related dates in connection with confirmation of the Amended Joint Chapter 11 Plan of Reorganization of ProSomnus, Inc. and its Debtor Affiliates (as may be modified, amended or supplemented from time to time, the “Plan”);2 (c) approving procedures for soliciting, receiving, and tabulating votes on the Plan; and (d) approving the manner and forms of notice and other related documents as they relate to the Debtors.

PLEASE TAKE FURTHER NOTICE THAT the hearing at which the Court will consider Confirmation of the Plan (the “Confirmation Hearing”) will commence on July 30, 2024 at 10:00 a.m. prevailing Eastern Time, before the Honorable John T. Dorsey, in the United States Bankruptcy Court for the District of Delaware, located at 824 N. Market Street, 5th Floor, Courtroom #5, Wilmington, Delaware 19801.

PLEASE BE ADVISED: THE CONFIRMATION HEARING MAY BE CONTINUED FROM TIME TO TIME BY THE COURT OR THE DEBTORS WITHOUT FURTHER NOTICE OTHER THAN BY SUCH ADJOURNMENT BEING ANNOUNCED IN OPEN COURT OR BY A NOTICE OF ADJOURNMENT FILED WITH THE COURT AND SERVED ON ALL PARTIES ENTITLED TO NOTICE.

 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number are: ProSomnus, Inc. (8216), ProSomnus Holdings, Inc. (3855), and ProSomnus Sleep Technologies, Inc. (0766). The location of the Debtors’ principal place of business and the Debtors’ mailing address is 5675 Gibraltar Dr., Pleasanton, California 94588.

2 Capitalized terms used but not defined herein have the meaning given to such terms in the Plan or Disclosure Statement, as applicable.

CRITICAL INFORMATION REGARDING VOTING ON THE PLAN

Voting Record Date. The voting record date is June 24, 2024 (the “Voting Record Date”), which is the date for determining which Holders of Claims and Interests are entitled to vote on the Plan.

Voting Deadline. The deadline for voting on the Plan is July 19, 2024 at 4:00 p.m. prevailing Eastern Time (the “Voting Deadline”). If you received a Solicitation Package including a Ballot and intend to vote on the Plan, you must: (a) follow the instructions carefully; (b) complete all of the required information on the Ballot; and (c) execute and return your completed Ballot according to and as set forth in detail in the voting instructions so that it is actually received by the Debtors’ administrative agent, Kurtzman Carson Consultants, LLC dba Verita Global (the “Voting Agent”) on or before the Voting Deadline. A failure to follow such instructions may disqualify your vote.

CRITICAL INFORMATION REGARDING OBJECTING TO THE PLAN

ARTICLE VIII OF THE PLAN CONTAINS RELEASE, EXCULPATION, AND INJUNCTION PROVISIONS, AND SECTION 8.04 OF THE PLAN CONTAINS A THIRD-PARTY RELEASE. THUS, YOU ARE ADVISED TO REVIEW AND CONSIDER THE PLAN CAREFULLY BECAUSE YOUR RIGHTS MIGHT BE AFFECTED THEREUNDER.

THIS NOTICE IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY. IF YOU HAVE QUESTIONS WITH RESPECT TO YOUR RIGHTS UNDER THE PLAN OR ABOUT ANYTHING STATED HEREIN OR IF YOU WOULD LIKE TO OBTAIN ADDITIONAL INFORMATION, PLEASE CONTACT THE VOTING AGENT.

Plan Objection Deadline. The deadline for filing objections to the Plan is July 22, 2024 at 4:00 p.m. prevailing Eastern Time (the “Plan Objection Deadline”). All objections to the relief sought at the Confirmation Hearing must (i) be in writing; (ii) conform to the Bankruptcy Rules and the Local Rules; (iii) set forth the name of the objecting party, the nature and amount of Claims or Interests held or asserted by the objecting party against the Debtors’ estates or property; (iv) set forth the basis for the objection and the specific grounds therefor, and provide proposed language that, if accepted and incorporated by the Debtors, would obviate such objection; and (v) be filed, together with proof of service and served upon the following parties so as to be actually received on or before the Plan Objection Deadline

a.	the Debtors, c/o ProSomnus, Inc., 5675 Gibraltar Dr., Pleasanton, California 94588;

b.	counsel to the Debtors, Polsinelli PC, 222 Delaware Avenue, Suite 1101, Wilmington, Delaware 19801, Attn: Shanti M. Katona (skatona@polsinelli.com) and Katherine M. Devanney (kdevanney@polsinelli.com);

c.	counsel to the Sponsoring Noteholders and DIP Lenders, Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, New York 10020, Attn: David M. Posner (dposner@lowenstein.com) and Gianfranco Finizio (gfinizio@lowenstein.com) and Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, Delaware 19801, Attn: Eric J. Monzo (emonzo@morrisjames.com) and Brya M. Keilson (bkeilson@morrisjames.com);

d.	counsel to the Prepetition Agents, Pryor Cashman LLP, 7 Times Square, 40th Floor, New York, New York 10036, Attn: Seth H. Lieberman (slieberman@pryorcashman.com);

e.	counsel to the DIP Agent, Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, Attn: Gregg Bateman (bateman@sewkis.com); and

f.	the Office of the United States Trustee, 844 King Street, Suite 2207, Lockbox 35, Wilmington, Delaware 19801, Attn: Jon Lipshie (jon.lipshie@usdoj.gov).

ADDITIONAL INFORMATION

Obtaining Solicitation Materials. The materials in the Solicitation Package are intended to be self-explanatory. If you should have any questions or if you would like to obtain additional solicitation materials (or paper copies of solicitation materials if you received an electronic version), please feel free to contact the Voting Agent by: (a) visiting, free of charge, https://www.veritaglobal.net/prosomnus, (b) calling the Debtors’ restructuring hotline at (888) 647-1744 (U.S./Canada) or (310) 751-2628 (International), or (c) email at ProSomnusInfo@kccllc.com. You may also obtain copies of any pleadings filed in these Chapter 11 Cases for a fee via PACER at: https://www.deb.uscourts.gov. Please be advised that the Voting Agent is authorized to answer questions about, and provide additional copies of, solicitation materials, but may not advise you as to whether you should vote to accept or reject the Plan.

The Plan Supplement. The Debtors will file the Plan Supplement (as defined in the Plan) on or before July 19, 2024 at 4:00 p.m. (prevailing Eastern Time), and will serve notice on all Holders of Claims and Interests entitled to vote on the Plan, which will: (a) inform parties that the Debtors filed the Plan Supplement; (b) list the information contained in the Plan Supplement; and (c) explain how parties may obtain copies of the Plan Supplement.

BINDING NATURE OF THE PLAN:

IF CONFIRMED, THE PLAN SHALL BIND ALL HOLDERS OF CLAIMS AND INTERESTS TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WHETHER OR NOT SUCH HOLDER WILL RECEIVE OR RETAIN ANY PROPERTY OR INTEREST IN PROPERTY UNDER THE PLAN, HAS FILED A PROOF OF CLAIM IN THE CHAPTER 11 CASES, FAILED TO VOTE TO ACCEPT OR REJECT THE PLAN, OR VOTED TO REJECT THE PLAN.

Dated:	June 26, 2024	Respectfully submitted,
Wilmington, Delaware
POLSINELLI PC

/s/ Shanti M. Katona
Shanti M. Katona (Del. Bar No. 5352)
Katherine M. Devanney (Del. Bar No. 6356)
Michael V. DiPietro (Del. Bar No. 6781)
222 Delaware Avenue, Suite 1101
Wilmington, Delaware 19801
Telephone: (302) 252-0920
Facsimile: (302) 252-0921
skatona@polsinelli.com
kdevanney@polsinelli.com
mdipietro@polsinelli.com

-and-

Mark B. Joachim (Admitted Pro Hac Vice)
1401 Eye Street, N.W., Suite 800
Washington, D.C. 20005
Telephone: (202) 783-3300
Facsimile: (202) 783-3535
mjoachim@polsinelli.com

Counsel to the Debtors and
Debtors in Possession